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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Visual Numerics, Inc.:

  We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                                    /s/ KPMG Peat Marwick LLP
                                            ___________________________________
                                                      KPMG PEAT MARWICK LLP
Houston, Texas
January 14, 1997